SUPPLEMENT DATED MAY 26, 2010

TO PROSPECTUSES DATED APRIL 30, 2010
FOR FUTURITY CORPORATE VARIABLE UNIVERSAL LIFE INSURANCE AND

TO PROSPECTUS DATED MAY 1, 2008
FOR SUN LIFE CORPORATE VARIABLE UNIVERSAL LIFE INSURANCE

ISSUED BY SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G

This supplement contains information about the Delaware VIP Trend Series that is available under your Policy.

On May 20, 2010, the Board of Trustees responsible for Delaware VIP Trend Series (“Trend Series”) approved a proposal to reorganize the Trend Series with and into Delaware VIP Smid Cap Growth Series. The Board of Trustees responsible for the Smid Cap Growth Series also approved the reorganization.

Effective as of the close of business on June 18, 2010, the Delaware VIP Trend Series will be closed to new investors. The Trend Series will continue to accept purchases from existing shareholders until the last business day before the reorganization. The reorganization is expected to take place on or about October 11, 2010.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

Futurity Corporate VUL, Sun Life Corporate VUL (Trend)                                                                                                                                          5/2010